EXHIBIT 99

                        Deutsche Bank Securities [LOGO]

                                  CHASE 03-S4
                        15-Year Jumbo Fixed Rate Product
                             Collateral Description

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Product                                  Jumbo 15-year Fixed
Amount                                          $250,000,000 +/- 5%
Settle                                              05/30/03

Gross WAC                                             5.644% +/- 5 bps
WAC Range                                   Range <= 250 bps
Servicing Fee                                         25 bps
WAM                                                      178 +/- 2 mos

Weighted Average LTV                                   55.0% (max 60.0%)
Average Loan Balance                                $535,000 (+/-)

Full/Alt Documentation                                   95% (+/-)

SF/PUD                                                   90% (+/-)
Primary Residence                                        90% (+/-)

Average FICO                                             735 (+/-)

PMI                                      All Loans > 80% LTV

State Concentration                       Max 35% California

Delivery Variance                              Plus/Minus 5%

Approximate Subordination                              1.25% (+/-)
Expected Rating Agencies                             2 of 3
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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

                         Deutsche Bank Securities [LOGO]

                                  CHASE 03-S4
                        30-Year Jumbo Fixed Rate Product
                             Collateral Description

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Product                                  Jumbo 30-year Fixed
Amount                                          $400,000,000 +/- 5%
Settle                                              05/30/03

Gross WAC                                             6.050% +/- 5 bps
Servicing Fee                                         25 bps
WAM                                                      358 +/- 2 mos

Weighted Average LTV                                   70.0% (+/-)
Average Loan Balance                                $505,000 (+/-)

Full/Alt Documentation                                   96% (+/-)

SF/PUD                                                   90% (+/-)
Primary Residence                                        98% (+/-)

Average FICO                                             720 (+/-)

PMI                                      All Loans > 80% LTV

State Concentration                       Max 40% California

Delivery Variance                              Plus/Minus 5%

Approximate Subordination                              2.75% (+/-)
Expected Rating Agencies                              2 of 3
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--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
--------------------------------------------------------------------------------

                                                            Deutsche Bank [LOGO]

                                                   Deutsche Bank Securities Inc.
                                                   Securitized Products Group
Chase Mortgage Finance Trust, Series 2003-S4       31 West 52nd Street
                                                   17th Floor
                                                   New York, NY 10019
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Settlement Date:                    May 30, 2003
Total Deal Size (all loan groups):  $650,000,000 (+/- 5%)

Master Servicer:                    N/A
Master Servicing Fee:               N/A
Trustee:                            Citibank, N.A.

Call Feature:                       10% Cleanup Call

Compensating Interest Feature:      If a full or partial voluntary prepayment of
                                    a Mortgage Loan is made and does not include the full amount of interest on such Mortgage
                                    Loan which would have been due but for such prepayment to and including the end of the month in which the prepayment takes place, the servicer will be obligated to pay the interest thereon at the net mortgage rate from the date of prepayment through the end of such month (each such payment, a "Compensating Interest Payment"), provided that the aggregate of such Compensating
                                    Interest Payments by the servicer with
                                    respect to any Distribution Date will not exceed one twelfth of 0.125%. The servicer will not be entitled to reimbursement for such Compensating Interest Payments.

PPC RAMP if applicable:             N/A

Total # of Loan Groups:             2

Collateral Type and Size of Each    Group I                Group II
Loan Group:                         --------------------------------------------
                                    30 Year Fixed Rate     15 Year Fixed Rate
                                    $400,000,000 (+/- 5%)  $250,000,000 (+/- 5%)
Do subordinate bonds cross-
collateralize multiple loan groups: Yes
If so, identify which loan groups
and provide California % at the     Group I and Group II
sub level:                          Max 40%

Gross WAC:                          6.038% +/- 5 bps       5.644% +/- 5 bps
Net WAC:                            5.788% +/- 5 bps       5.394% +/- 5 bps
WAC Range:                          5.500% - 7.500%        5.000% - 6.625%


                                       1
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                            Deutsche Bank [LOGO]

                                                   Deutsche Bank Securities Inc.
                                                   Securitized Products Group
Chase Mortgage Finance Trust, Series 2003-S4       31 West 52nd Street
                                                   17th Floor
                                                   New York, NY 10019
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                                    Group I                Group II
                                    --------------------------------------------
WAM:                                358 +/- 2 months       178 +/- 2 months

Weighted Average Loan Balance:      $505,000 +/- $25,000   $535,000 +/- $25,000
Maximum Loan Size:                  Max $1,500,000         Max $1,500,000
# of loans > $1,000,000:            Max 35                 Max 15

Weighted Average LTV:               Max 70%                Max 60%
% LTV > 80%:                        Max 2.50%              Max 1.00%
% LTV > 80% without PMI:            0.00%                  0.00%

Weighted Average FICO:              720 +/- 10             735 +/- 10
% FICO < 650 (including zero and
no ficos):                          Max 31.00%             Max 7.00%
% FICO < 600 (including zero and
no ficos):                          Max 0.10%              Max 1.00%
% Owner Occupied:                   Min 90%                Min 90%

% Purchase:                         21.00% +/- 5.00%       8.00% +/- 5.00%
% Cash Out Refinance:               Max 30.00%             Max 31.00%
% Rate/Term Refinance:              54.00% +/ 5.00%        60.00% +/- 5.00%

% Full Documentation:               95.00% (Min -5%)       95.00% (Min -5%)

% Single Family and PUD:            Min 85.00%             Min 85.00%
% Condo:                            Max 8.00%              Max 7.00%

Top 3 States and % of each:         California (Max 40%)   New York (Max 35%)
                                    New York (Max 20%)     California (Max 35%)
                                    Maryland (Max 10%)     Florida (Max 10%)

Top 10 originators and % of each:
1 Chase Manhattan Mortgage Co.      100.00%                100.00%

% Indymac Originations:             N/A
% Manufactured Housing loans:       N/A

Credit Enhancement % to AAAs:       2.75% +/- 0.50%        1.25% +/- 0.50%


                                       2
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                            Deutsche Bank [LOGO]

                                                   Deutsche Bank Securities Inc.
                                                   Securitized Products Group
Chase Mortgage Finance Trust, Series 2003-S4       31 West 52nd Street
                                                   17th Floor
                                                   New York, NY 10019
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                                    Group I                Group II
                                    --------------------------------------------

% Prepay Penalty Loans:             0.00%                  0.00%
% Interest Only Loans:              0.00%                  0.00%
% Balloon Mortgages:                0.00%                  0.00%




                                       3
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.